SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2007

FLORIDA COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

                                                                                                           Florida     000-1170902             35-2164765
                                                                                         (State or other jurisdiction   Commission File Number          (I.R.S. Employer
                                                                                            Of incorporation)                                      Identification No.)

1400 North 15th Street, Immokalee, Florida 34142
(address of principal executive offices)

Registrant’s telephone number: (239) 657-3171

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.01. Regulation FD Disclosure

At its April 19, 2007 Annual Meeting of Shareholders, Florida Community Banks, Inc. made a presentation concerning its historic financial performance. The text of that presentation is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being furnished with this Report:

99.1 Presentation (solely furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007

Florida Community Banks, Inc.
(Registrant)

By: /s/ Guy Harris
Guy Harris
Chief Financial Officer